UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2004

LAMAR ADVERTISING COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-30242 (Commission File Number)	72-1449411 (IRS Employer Identification No.)

5551 Corporate Blvd.
Baton Rouge, LA 70808
(Address of Principal Executive Offices) (Zip Code)

(225) 926-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition

     On November 9, 2004, Lamar Advertising Company issued a press release announcing that it filed a Rule 12b-25 notice with the Securities and Exchange Commission extending the filing deadline for its Form 10-Q for the quarter ended September 30, 2004 and announcing selected third quarter 2004 operating results.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Item
99.1	Press release, dated November 9, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMAR ADVERTISING COMPANY (Registrant)
Date: November 9, 2004	By /s/ Keith Istre
	Name:	Keith Istre
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Item
99.1	Press release, dated November 9, 2004.